==================================================================================

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2003

REGMA BIO TECHNOLOGIES LIMITED
(Exact name of Registrant as specified in its charter)

NEVADA	000-30995	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4861 Cambridge Street
Burnaby, British Columbia
Canada V5C 1H9
 (Address of principal executive offices)

(604) 622-6209
(Registrant's telephone number, including area code)

==================================================================================

ITEM 5.     OTHER EVENTS

On November 26, 2003, the Company changed its name from Regma Bio Technologies Limited to PHAGE GENOMICS, INC.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

Exhibit	Document Description

3.1	Amended Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REGMA BIO TECHNOLOGIES LIMITED (Registrant)

Date: December 19, 2003	/s/ Graham Hughes
Graham Hughes Chief Financial Officer, Secretary/Treasurer and a member of the Board of Directors